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                                                                    EXHIBIT 10.4



                                 TAKES.COM, INC.
              AMENDED AND RESTATED 1999 EMPLOYEE STOCK OPTION PLAN


         Takes.com, Inc. (formerly known as "America's Home Page, Inc.") has previously adopted the America's Home Page, Inc. 1999 Employee Stock Option Plan (the "Prior Plan") which was approved by its Board of Directors on May 13, 1999 and by its Stockholders on May 20, 1999.

         The Company desires to amend and restate the Prior Plan to change the name of the Prior Plan and to increase the number of shares of Common Stock (as hereafter defined) reserved for grants of Options.

         The Company hereby adopts this Takes.com, Inc. Amended and Restated 1999 Employee Stock Option Plan.

         1. Statement of Purpose. The purpose of the Takes.com, Inc. Amended and Restated 1999 Employee Stock Option Plan (the "Plan") is to serve as a performance incentive and to encourage the ownership of Takes.com, Inc. (the "Company") common stock by officers and other key employees of the Company so that the person to whom the option is granted may acquire a proprietary interest in the success of the Company, and to encourage such person to remain in the employ of the Company.

         2. Definitions. Capitalized terms used in the Plan not otherwise defined herein shall have the following meanings (whether used in the singular or plural):

                  (a) "AFFILIATE" means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated association or other entity (other than the Company) that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company including, without limitation, any member of an affiliated group of which the Company is a common parent corporation as provided in Section 1504 of the Code.

                  (a) "BOARD" means the Board of Directors of the Company.

                  (b) "CODE" means the Internal Revenue Code of 1986, as amended.

                  (c) "COMMITTEE" means the committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

                  (d) "COMMON STOCK" means the shares of the Common Stock, $0.001 par value, of the Company whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter or the common stock of any successor to the Company which is designated for the purpose of the Plan.

                  (e) "DIRECTOR" means a member of the Board.

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                  (f) "DISINTERESTED PERSON" means a Director who meets the
requirements of Rule 16b-3(b)(3)(i) of the Exchange Act (and any successor regulation thereto), as such rule is amended from time to time and as interpreted by the SEC.

                  (g) "EFFECTIVE DATE" shall have the meaning set forth in
Section 14.

                  (h) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (i) "EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

                  (j) "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

                           (1) if such Common Stock is publicly traded and is
                  then listed on a national securities exchange, its closing price on the last trading day prior to the date of determination as reported in The Wall Street Journal;

                           (2) if such Common Stock is publicly traded but is
                  not quoted on a national securities exchange, the average of the closing bid and asked prices on the last trading day prior to the date of determination; or

                           (3) if none of the foregoing is applicable, by the
                  Committee in good faith.

                  (k) "OPTION" means an award of an option to purchase shares of Common Stock pursuant to Section 5 of the Plan.

                  (l) "PERMITTED TRANSFEREE" means the Participant's spouse, lineal ancestors or lineal descendants or to trusts or family partnerships for the benefit of the foregoing.

                  (m) "SEC" means the Securities and Exchange Commission.

                  (n) "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  (o) "STOCK OPTION AGREEMENT" means, with respect to Options granted under the Plan, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Options.

         3. Administration.

                  (a) The Plan shall be administered by the Committee, whose interpretation of the terms and provisions of the Plan shall be final and conclusive. During all times that the Company is subject to Section 16 of the Exchange Act, the Committee shall consist of not less


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than two (2) members of the Board, each of whom is a Disinterested Person, to comply with the requirements of Section 16(b) and Rule 16b-3 of the Exchange Act. Any member of the Committee may resign upon notice to the Board and the Board will have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member.

                  (b) A majority of the Committee (including those members of the Committee participating via teleconference) will constitute a quorum at any meeting thereof and the acts of a majority of the members present or acts approved in writing by a majority of the entire Committee without a meeting will be the acts of the Committee for purposes of this Plan. The Committee may authorize any one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee and may appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties.

                  (c) Each action and determination made or taken pursuant to the Plan by the Committee, including any interpretation or construction of the Plan, shall be final and conclusive for all purposes and upon all persons.

                  (d) No member of the Committee shall be liable for any action or determination made or taken by him or the Committee in good faith with respect to the Plan. Each member of the Committee shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company, and upon any other information furnished in connection with this Plan. In no event shall any person who is or shall have been a member of the Committee be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information, or for any action taken, including the furnishing of information, or failure to act, if in good faith. Each person who is or at any time serves as a member of the Committee shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which such person may be a party or in which such person may be involved by reason of any action or failure to act under this Plan and (ii) any and all amounts paid by such person in satisfaction of judgment in any such action, suit, or proceeding relating to the Plan. Each person covered by this indemnification shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend the same on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the certificate of incorporation or by-laws of the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify such person or hold such person harmless.

         4. Eligibility. The Committee, in its sole discretion, shall identify those employees and/or officers to whom Options may be granted under the Plan (each such person is referred to herein as a "Participant").

         5. Granting of Options.


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                  (a) The Committee may, in its sole discretion, grant Options to purchase shares of Common Stock under the terms and conditions set forth in this Plan, subject to any contractual limitation on the Company. Upon each determination by the Committee that Options should be granted to a Participant under the Plan, such Participant shall execute a Stock Option Agreement in such form as the Committee shall determine from time to time.

                  (b) Each Option shall entitle the holder thereof to purchase specified number of shares of Common Stock as set forth in the Stock Option Agreement executed by the Participant. The aggregate number of shares of Common Stock which shall be available for such Options under this Plan shall be 2,340,000; provided, however, that such number of available shares and the number of shares of Common Stock outstanding under the Plan shall be subject in all cases to adjustment as provided in Sections 11 and 12 herein.

                  (c) In the event that Options expire or are terminated or canceled while unexercised, the Common Stock attributable to such Options may be allocated or subject to subsequent Options granted by the Committee (including a grant in substitution for a canceled Option). Common Stock subject to Options may also be made available from unissued or reacquired Common Stock.

                  (d) Options granted under the Plan are not intended to be treated as incentive stock options as defined in Section 422 of the Code.

                  (e) Each Option granted hereunder shall be subject to any provision necessary to ensure compliance with federal and state securities laws.

                  (f) A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock attributable to such Option unless and until the Option is exercised pursuant to the terms thereof, the Company shall have issued and delivered the shares to the Participant, and the Participant's name shall have been entered as a stockholder of record on the books of the Company. Thereafter, the Participant shall have full voting, dividend, and other ownership rights with respect to such shares of Common Stock.

         6. Option Price. Subject to the provisions of Sections 11 and 12 hereof, the Options shall be granted at an Exercise Price equal to the Fair Market Value of the Common Stock on the date the Option is granted or such other amount as determined in the sole discretion of the Committee.


         7. Duration of Options, Increments, and Extensions. Except as otherwise provided herein, each Option shall be for a term of ten (10) years (the "Option Period"). Each Option shall be vested or exercisable by the Participant as set forth in the Stock Option Agreement governing the Option(s) granted hereunder. Except as otherwise specified hereunder, the Committee may in its sole discretion accelerate the time at which an Option granted hereunder may be exercised. All or any part of the shares of Common Stock attributable to the option(s) to which the right to purchase has vested may be purchased at the time of such vesting or at any time or times thereafter during the Option Period except as otherwise specified herein.



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         8. Exercise of Options.

                  (a) An Option may be exercised by giving written notice to the Company, attention of the President/Chief Executive Officer, specifying the number of shares of Common Stock attributable to the Option to be purchased, accompanied by (i) the full purchase price for the shares of Common Stock to be purchased and (ii) any other documents which the Committee, in its discretion deems necessary to evidence the exercise, in whole or in part, of the Options.

                  (b) The method or methods of payment of the Exercise Price of an Option and any amounts required by Section 8(g) hereof may consist of:

                           (i) cash;

                           (ii) a check;

                           (iii) a promissory note in a form specified by the
                  Committee and payable to the Company;

                           (iv) whole shares of Common Stock already owned by
                  the Participant exercising the Option;

                           (v) the withholding of shares of Common Stock
                  issuable upon the Participant's exercise of the Option (subject to the restrictions as set forth in Section 8(g) hereof); or

                           (vi) by any combination of the foregoing.

                  (c) Unless otherwise provided in the Participant's Stock Option Agreement, on receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of any Option to be exercised by paying the Participant an amount in cash equal to the excess of the Fair Market Value of the Common Stock that is subject to the Option over the Option Price times the number of shares of Common Stock subject to the Option on the effective date of such cash out.

                  (d) At the time a Participant exercises an Option, the Committee may, if it shall determine it necessary or desirable in order to comply with any applicable laws or regulations relating to the sale of securities, require the Participant (or his or her heirs, legatees, or legal representative, as the case may be) as a condition upon the exercise thereof, to deliver to the Company a written representation of present intention to purchase the shares of Common Stock subject to the Option for investment only and not with any present intention to resell the same and that the Participant will dispose of such shares only in compliance with such laws and regulations relating to the sale of securities.


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                  (e) An appropriate legend may be placed upon each certificate, if any, evidencing the shares of Common Stock delivered to the Participant upon exercise of part or all of an Option stating that the registration of the shares of Common Stock may be necessary to offer, sell or transfer such shares in order to comply with any applicable laws or regulations relating to the sale of securities.

                  (f) The Participant (or his or her heirs, legatees, or legal representative, as the case may be) shall agree to comply with the provisions of the Stock Option Agreement.

                  (g) At the time of the exercise of any Option, the Committee may require, as a condition of the exercise of such Option, the Participant (or his or her heirs, legatees, or legal representative, as the case may be) to pay the Company an amount equal to the amount of tax the Company may be required to withhold to obtain a deduction for federal income tax purposes as a result of the exercise of such Option. A Participant (or his or her heirs, legatees, or legal representative, as the case may be) may elect in lieu of paying cash to direct the Company to withhold shares of Common Stock with a fair market value equal to the amount necessary to satisfy the required tax withholding and the Committee shall determine the timing and other terms and conditions in which the use of Common Stock to satisfy required tax withholding may take place.

                  (h) Any fractional shares of Common Stock attributable to the exercise of Options shall be eliminated at the time of payment or payout by rounding down for fractions of less than one half (1/2) and rounding up for fractions of equal to or more than one half (1/2). No cash settlements shall be made with respect to fractional shares eliminated by rounding.

         9. Termination of Relationship - Exercise Thereafter.

                  (a) In the event that the Participant's employment is terminated due to death, permanent disability (as that term is defined in Section 22(e)(3) of the Code, as now in effect or as subsequently amended), retirement, or for any other reason (other than voluntary termination of employment by the Participant or for cause (as such term is defined in Section 9(b) below):

                           (i) such Participant's unvested Options shall expire
on the date the Participant's employment is terminated and all rights of the Participant to purchase Common Stock attributable to the unvested Options pursuant to the Stock Option Agreement or this Plan shall similarly terminate on such date; and

                           (ii) such Participant's vested Options may be
exercised by the Participant, or if the Participant is not living or is incapacitated, by his or her heirs, legatees or legal representative, as the case may be, within twelve (12) months after the date of termination of the Participant's employment, or, if earlier, prior to the expiration of the Option Period.

                  (b) In the event that the Participant voluntarily terminates employment or the Participant's employment is terminated for cause, the Participant's participation in this Plan shall terminate on such date, all Options previously granted hereunder shall be forfeited, and the


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Participant shall not be entitled to any benefits under this Plan. The term
"cause" shall be defined in the Participant's employment agreement with the Company, or if not so defined, shall mean the termination of employment due to gross negligence, willful or wanton misconduct or criminal acts or the violation of a confidentiality agreement, if any, between the Company and the Participant.

         10. Transferability of Options. No Option granted under the Plan shall be assignable or transferable by the Participant to whom it is granted, either voluntarily or by operation of law, except (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined by (a) the Code or (b) Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder or (iii) during the lifetime of the Participant, to a Permitted Transferee. During the lifetime of the Participant, Options shall be exercisable only by the Participant or a Permitted Transferee (or in the event of incapacity of the Participant, by the person or persons properly appointed to act on behalf of the Participant). Following a transfer of an Option to a Permitted Transferee, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer. Notwithstanding the foregoing, the events contained in Section 9 hereof shall continue to be applied with respect to the original Participant and transferred Options shall expire on or after the date the original Participant ceases to be an employee of the Company as provided in Subsections 9(a)-(b).

         11. Modification/Substitution of Options.

                  (a) The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted.

                  (b) Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who become or are about to become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company, or the acquisition by the Company of the assets of the employing corporation, or the acquisition by the Company of fifty percent (50%) or more of the stock of the employing corporation causing the employing corporation to become an Affiliate of the Company. The terms and conditions of the substitute Options granted pursuant to this Subsection 11(b) may vary from the terms and conditions set forth in the Plan to such extent as the Committee at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the options previously held by employees of such corporations.

         12. Adjustment to Common Stock Attributable to Options.

                  (a) In the event that outstanding shares of Common Stock as a whole are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of


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shares, change in corporate structure, or any recapitalization or reclassification of the Company with any other corporation, limited liability company or partnership, an appropriate and proportionate adjustment shall be made, on an equitable basis as determined by the Committee in the number and kinds of securities subject to the Plan, whether or not at the time attributable to outstanding Options, to which the holders of outstanding shares of Common Stock will be entitled pursuant to the transaction and the Exercise Price of the Options shall be appropriately adjusted.

                  (b) Upon dissolution or liquidation of the Company, or upon a reorganization, merger, or consolidation in which the Company is not the surviving corporation, or upon the sale of substantially all of the assets of the Company to another corporation, the Plan and the Options issued thereunder shall terminate (the "Plan Termination Date"), unless provision is made in connection with such transaction for the assumption of Options theretofore granted or the substitution for such Options of new options of the successor employer corporation or a parent or subsidiary thereof, with appropriate adjustment as to the number and kinds of shares attributable to such Options and the exercise price of such Options. In the event of such termination, all outstanding Options shall be exercisable in full for at least thirty (30) days prior to the Plan Termination Date.

                  (c) In the event of a change in the Common Stock which is limited to a change in the designation thereof to "capital stock" or other similar designation, or a change in par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of this Plan.

                  (d) Unless otherwise specifically provided in a Stock Option Agreement granting Options pursuant to this Plan, the following events shall not be deemed a dilutive event requiring an adjustment under Section 12 herein: (i) the issuance by the Company of Common Stock or another class of Company stock upon a sale for fair value to an investor in the Company; (ii) the issuance of any Options under this Plan or another plan sponsored by the Company to purchase Common Stock; (iii) the issuance of options to purchase another class of the Company's stock under any other plan sponsored by the Company; (iv) the issuance of Common Stock upon the exercise of Options under the Plan or another plan sponsored by the Company; (v) the issuance of another class of the Company's stock upon the exercise of options under another plan sponsored by the Company;
(vi) the granting of restricted Common Stock to employees, officers or Directors; or (vii) the granting of any other equity-based compensation to an employee or Director.

                  (e) Notwithstanding the foregoing, the existence of this Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of the Company's assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.


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         13. Amendment and Termination of Plan. The Company may amend or discontinue the Plan at any time; provided, however, that (i) no such action may be taken without such stockholder approval as may be required by the Company's by-laws or certificate of incorporation, the rules and regulations of any securities exchange or association on which the Common Stock may be listed or any other applicable law which decreases the Exercise Price, increases the maximum term of Options, materially increases the benefits accruing to Participants hereunder, materially increases the number of shares of Common Stock that may be issued pursuant to this Plan (except as provided in Section
12) or materially modifies the requirements as to eligibility for participation hereunder and (ii) no such amendment or discontinuance shall materially adversely affect any Options previously granted without the consent of the Participant or violate any contractual limitation on the Company. No Options may be granted after termination or discontinuance of the Plan.

         14. Effective Date. The Plan was adopted and authorized by the Board on June 23, 1999, approved by the written consent of the Company's stockholders on _____________, 1999 and shall be deemed to have become effective as of June 23, 1999.

         15. Relationship to Other Benefits.

                  (a) No payment under this Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, or group insurance plan of the Company.

                  (b) Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Company or the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be applicable either generally or only in specific cases.

         16. No Right to Employment. Nothing contained in the Plan or in any Options granted pursuant thereto shall confer upon any Participant any right to be continued in the employment of the Company, or interfere in any way with the right of the Company to terminate any Participant's employment at any time.

         17. Government and Other Regulations. This Plan, the granting and exercise of any Options hereunder and the obligation of the Company to sell and deliver Common Stock upon the exercise of Options shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies as may be deemed necessary or appropriate by the Committee, including, without limitation, the effectiveness of any registration statement required under the Securities Act and the rules and regulations of any securities exchange or association on which the Common Stock may be listed or quoted. If Common Stock awarded hereunder may in certain circumstances be exempt from registration under the Securities Act, the Company may restrict its transfer in such manner as it deems advisable to ensure such exempt status. The Plan is intended to comply with Rule 16b-3 of the Exchange Act and any provision which is inconsistent with Rule 16b-3 shall be inoperative and shall not affect the validity of the Plan.


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Should any provision of this Plan require modification or be unnecessary to comply with the requirements of Section 16 or Rule 16b-3 of the Exchange Act, the Board may waive such provision and/or amend this Plan to add to or modify the provisions hereof accordingly.

         18. Plan Expenses. The expenses of implementing and administering this Plan shall be borne by the Company.

         19. Governing Law. This Plan shall be construed and enforced in accordance with and governed by the laws of the State of Delaware and the federal laws of the United States of America.

         20. Severability. If any provision of this Plan is for any reason held to be invalid or unenforceable, such invalidity or unenforceability will not affect any other provision of this Plan, and this Plan will be construed as if such invalid or unenforceable provision were omitted.

         21. Titles and Headings. The titles and headings of the Sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of this Plan, rather than such titles or headings, shall control.


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